Flat Rock Opportunity Fund	Schedule of Investments
March 31, 2023(Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(d)(e)- 120.98%
Allegro CLO XIV, Ltd., Subordinated Notes	12.70%(f)	10/15/2034	$9,000,000	$5,610,331
ALM 2020, Ltd., Subordinated Notes	0.00%(f)	10/15/2029	8,000,000	2,980,752
Ares LIX CLO, Ltd., Subordinated Notes	10.94%(f)	04/25/2034	8,000,000	5,891,818
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	10.36%(f)	07/24/2034	8,000,000	5,401,578
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	18.77%(f)	07/20/2033	3,240,000	3,304,157
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	12.54%(f)	01/15/2035	9,246,257	6,699,313
BlackRock Baker CLO 2021-1, Ltd., Class VDN	23.58%(f)	01/15/2034	7,347,140	3,023,090
BlackRock Elbert CLO V LLC, Subordinated Notes	15.68%(f)	06/15/2034	6,500,000	5,737,708
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	17.61%(f)	10/15/2034	7,643,312	3,188,604
Brightwood CLO Warehouse(g)	11.00%(f)	12/31/2032	23,125,000	23,125,000
Churchill Middle Market CLO III, Ltd., Subordinated Notes	14.04%(f)	10/24/2033	21,500,000	18,367,368
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	13.46%(f)	01/23/2032	7,000,000	4,613,326
Dryden 33 Senior Loan Fund, Subordinated Notes	0.00%(f)	04/15/2029	10,000,000	72,998
Dryden 76 CLO, Ltd., Subordinated Notes	8.69%(f)	10/20/2034	11,300,000	7,414,768
Dryden 92 CLO, Ltd., Subordinated Notes	7.04%(f)	11/20/2034	10,000,000	6,785,686
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	10.89%(f)	10/15/2029	26,740,000	15,033,228
KKR CLO 31, Ltd., Subordinated Notes	13.71%(f)	04/20/2034	6,000,000	4,633,627
Lake Shore MM CLO V LLC, Subordinated Notes	17.36%(f)	10/15/2034	22,400,000	11,424,000
LCM 32, Ltd., Subordinated Notes	8.66%(f)	07/20/2034	6,000,000	3,721,979
LCM 34, Ltd., Income Notes	8.48%(f)	10/20/2034	8,696,000	5,473,432
LCM 34, Ltd., Subordinated Notes, Class SUB2	11.33%(f)	10/20/2034	659,110	85,913
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	22.60%(f)	01/15/2034	10,000,000	3,639,963
Marble Point CLO XVIII, Ltd., Income Notes	9.50%(f)	10/15/2034	5,000,000	3,069,296
Marble Point CLO XX, Ltd., Income Notes	9.79%(f)	04/23/2034	6,000,000	3,284,271
New Mountain CLO 1, Ltd., Subordinated Notes	14.38%(f)	10/15/2034	10,520,364	8,479,459
Oaktree CLO 2019-2, Ltd., Subordinated Notes	20.03%(f)	04/15/2031	5,000,000	2,029,347
Oaktree CLO 2019-4, Ltd., Subordinated Notes	13.22%(f)	10/20/2032	9,000,000	5,455,010
OCP CLO 2020-20, Ltd., Subordinated Notes	14.50%(f)	10/09/2033	6,000,000	4,207,773
Regatta Echo CLO Warehouse(g)	17.30%(f)	05/12/2024	5,600,000	5,600,000
Sixth Street CLO XXI, Ltd., Subordinated Notes	6.78%(f)	10/15/2035	2,500,000	1,722,555
Symphony CLO 30, Ltd., Subordinated Notes(h)	0.00%(f)	04/20/2035	9,227,500	8,227,500
Symphony XXX, Ltd. CLO(g)	10.20%(f)	07/19/2024	8,796,732	8,796,732

Flat Rock Opportunity Fund	Schedule of Investments
March 31, 2023(Unaudited)

	Rate	Maturity	Principal Amount	Value
TCP Whitney CLO, Ltd., Subordinated Notes	18.98%(f)	08/20/2033	$11,500,000	$8,074,053
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2	14.62%(f)	08/20/2033	3,575,762	2,974,245
TCW CLO 2021-2, Ltd., Income Notes	9.31%(f)	07/25/2034	7,000,000	4,349,965
TCW CLO 2021-2, Ltd., Subordinated Notes	9.25%(f)	07/25/2034	8,125,000	5,049,453
Voya CLO 2021-1, Ltd., Income Notes	11.70%(f)	07/15/2034	6,960,000	5,077,141
Voya CLO 2022-1, Ltd., Subordinated Notes	12.12%(f)	04/20/2035	8,000,000	6,244,960
Woodmont 2022-9 Trust, Subordinated Notes	15.11%(f)	04/25/2034	17,155,000	17,563,416

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $272,821,779)				$246,433,815

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 20.46%
Brightwood Capital MM CLO 2020-1, Ltd., Class ER	3M US SOFR + 8.72%	01/15/2031	4,500,000	4,230,000
Canyon Capital CLO 2017-1, Ltd., Class E	3M US L + 6.25%	07/15/2030	2,000,000	1,602,234
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US L + 7.35%	04/22/2029	2,490,000	2,360,644
Monroe Capital MML CLO IX, Ltd., Class E	3M US L + 8.70%	10/22/2031	1,625,000	1,538,719
Monroe Capital MML CLO VII, Ltd., Class E	3M US L + 7.25%	11/22/2030	10,000,000	9,288,503
Monroe Capital Mml Clo XII, Ltd., Class E	3M US L + 7.85%	09/14/2033	2,000,000	1,749,902
Monroe Capital MML CLO XIV LLC, Class E	3M US SOFR + 10.02%	10/24/2034	6,000,000	5,761,203
Mount Logan Funding 2018-1 LP, Class ER	3M US L + 8.46%	01/22/2033	4,250,000	3,867,172
Mountain View CLO X, Ltd., Class F	3M US L + 6.35%	10/13/2027	3,652,174	3,175,373
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US L + 7.38%	04/20/2030	3,000,000	2,716,087
Sound Point CLO XVI, Ltd., Class E	3M US L + 6.10%	07/25/2030	5,450,000	3,773,236
VOYA CLO 2017-2, Class D	3M US L + 6.02%	06/07/2030	1,925,000	1,602,352

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $42,373,907)				$41,665,425

Flat Rock Opportunity Fund	Schedule of Investments
March 31, 2023(Unaudited)

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 2.14%
Money Market Fund - 2.14%
First American Government Obligations Fund	(7 Day Yield 4.62%)	4,349,231	$4,349,231

TOTAL SHORT TERM INVESTMENTS
(Cost $4,349,231)			$4,349,231

TOTAL INVESTMENTS - 143.58%
(Cost $319,544,917)			$292,448,471
LIABILITIES IN EXCESS OF OTHER ASSETS - (43.58)%			(88,767,316)
NET ASSETS - 100.00%			$203,681,155

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $246,433,815, which represents 120.98% of net assets as of March 31, 2023.
(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At March 31, 2023, the value of securities pledged amounted to $292,448,471, which represents approximately 143.58% of net assets.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $288,099,240, which represents 141.44% of net assets as of March 31, 2023.
(f)	Estimated yield.
(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.
(h)	Purchase of security was settled after 3/31/2023

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate

Reference Rates:
3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%
3M US SOFR - 3 Month US SOFR as of March 31, 2023 was 4.87%

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

The Fund’s Board of Trustees (the “Board”) is responsible for fair value determination, and has adopted policies and procedures for assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and evaluation of pricing services. Under these procedures, the Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The day-to-day implementation of the portfolio valuation process, as set forth in the valuation policies and procedures, is performed by Flat Rock Global, LLC (the “Adviser”) with the oversight and involvement of the Board as required. Additionally, the Board has authorized the use of independent third-party pricing services and independent third-party valuation services to assist in pricing and valuation of the Fund’s portfolio securities.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund primarily invests in equity and junior debt tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest directly in Senior Loans (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Advisor may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in BDCs or other investment vehicles that provide exposure to Senior Loans. When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as other investment vehicles that are not publicly-traded, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by us in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Fund will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of our investments. The Fund expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of March 31, 2023:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Collateralized Loan Obligations Equity	$–	$–	$246,433,815	$246,433,815
Collateralized Loan Obligations Debt	–	–	41,665,425	41,665,425
Short Term Investments	4,349,231	–	–	4,349,231
Total	$4,349,231	$–	$288,099,240	$292,448,471

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2023:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2022	$237,739,714	$41,364,745	$279,104,459
Accrued discount/ premium	461,253	363,722	824,975
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	(261,280)	(63,042)	(324,322)
Purchases	8,227,500	-	8,227,500
Sales Proceeds	266,628	-	266,628
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of March 31, 2023	$246,433,815	$41,665,425	$288,099,240
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$(261,280)	$(63,042)	$(324,322)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2023:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$147,154,356	Third Party Vendor Pricing Service*	Broker quotes	N/A
Collateralized Loan Obligations Equity	57,173,232	Recent transaction	Acquisition cost	N/A
Collateralized Loan Obligations Equity	72,999	Liquidation net asset value	CLO Manger NAV Valuation	N/A
Collateralized Loan Obligations Equity	15,033,228	Liquidation net asset value	CLO Manager Loan Valuations	12.7 - 100.0
Collateralized Load Obligations Debt	37,435,425	Third Party Vendor Pricing Service*	Broker quotes	N/A
Collateralized Load Obligations Debt	4,230,000	Recent transaction	Acquisition cost	N/A

* The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Trustees in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

4. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLO’s held by the Fund as of March 31, 2023:

	Redemption Frequency/ Expiration Date	As of March 31, 2023
Regatta Echo CLO Warehouse	5/12/2024	$4,400,000
Symphony CLO XXX, Ltd.	7/19/2024	1,203,268
		$5,603,268